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                                                                   Exhibit 10.2

                              HEALTHAXIS.COM, INC.

                      AMENDED AND RESTATED 1998 STOCK PLAN


                  1. Purposes of the Plan. The purposes of this 1998 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

                  2. Definitions. As used herein, the following definitions shall apply:

                     (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                     (b) "Board" means the Board of Directors of the Company.

                     (c) "Code" means the Internal Revenue Code of 1986, as amended.

                     (d) "Committee" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

                     (e) "Common Stock" means the Common Stock of the Company or any class of stock of the Company into which Common Stock is converted.

                     (f) "Company" means HealthAxis.com, Inc., successor by change of name to Insurion, Inc., a Pennsylvania corporation."

                     (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                     (h) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company

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or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

                     (i) "Employee" means any person, including officers and directors, employed by or serving the Company or any Parent or Subsidiary of the Company, as determined by the Administrator, in its sole discretion.

                     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                     (k) "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

                         (i) If the Common Stock is listed on any established
stock exchange or a national market system including without limitation The National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                         (ii) If the Common Stock is quoted on the NASDAQ System
(but not on The National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                         (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                     (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable option agreement.

                     (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable option agreement.

                     (n) "Option" means a stock option granted pursuant to the Plan.

                     (o) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

                     (p) "Optionee" means an Employee or Consultant who receives an Option or a Stock Purchase Right.

                     (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

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                     (r) "Plan" means this Amended and Restated 1998 Stock Plan.

                     (s) "Reporting Person" means an officer, director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

                     (t) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 10 below.

                     (u) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

                     (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                     (w) "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

                     (x) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 10 below.

                     (y) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

                  3. Stock Subject to the Plan. Subject to the provisions of
Section 12 of the Plan, the maximum aggregate number of shares that may be subject to Options and Stock Purchase Rights under the Plan is Eight Million Six Hundred Thousand (8,600,000) shares of Common Stock; provided, however, that the maximum number of shares of Common Stock with respect to which Options and Stock Purchase Rights may be granted to an individual Optionee under the Plan during the term of the Plan shall not exceed Eight Million Six Hundred Thousand (8,600,000) shares of Common Stock. The shares may be authorized, but unissued or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. The preceding two sentences shall apply only for purposes of determining the maximum aggregate number of shares that may be subject to Options and Stock Purchase Rights but shall not apply for purchases of determining the maximum number of shares of Common Stock Purchase Rights may be granted to an individual Optionee under the Plan.

                  4. Administration of the Plan.

                     (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

                     (b) Plan Procedure After the Date, if any, Upon Which the Company Becomes Subject to the Exchange Act.

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                         (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees or Consultants who are not Reporting Persons.

                         (ii) Administration With Respect to Reporting Persons.
With respect to grants of Options or Stock Purchase Rights to Employees who are Reporting Persons, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. No person serving as a member of an Administrator that has authority with respect to grants to Reporting Persons shall be eligible to receive any grant under the Plan which would cause such member to cease to be "disinterested" within the meaning of Rule 16b-3.

                         (iii) Administration With Respect to Consultants and
Other Employees. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Pennsylvania corporate and securities laws, of the Code and of any applicable Stock Exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                     (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                         (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(k) of the Plan;

                         (ii) to select the Consultants and Employees to whom
Options and Stock Purchase Rights may from time to time be granted hereunder;

                         (iii) to determine whether and to what extent Options
and Stock Purchase Rights or any combination thereof are granted hereunder;

                         (iv) to determine the number of shares of Common Stock
to be covered by each such award granted hereunder;

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                         (v) to approve forms of agreement for use under the
Plan;

                         (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder;

                         (vii) to determine whether and under what circumstances
an Option may be settled in cash under Section 9(f) instead of Common Stock;

                         (viii) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                         (ix) to determine the terms and restrictions applicable
to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

                         (x) to construe and interpret the terms of the Plan and
awards granted pursuant to the Plan;

                         (xi) in order to fulfill the purposes of the Plan and
without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

                     (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

                  5. Eligibility.

                     (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

                     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

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                     (d) The Plan shall not confer upon any Optionee any right
with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

                  6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

                  7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

                  8. Option Exercise Price and Consideration.

                     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                         (i) In the case of an Incentive Stock Option that is:

                             (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant and the term of such Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

                             (B) granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                         (ii) In the case of a Nonstatutory Stock Option that is
granted to any person (prior to the initial public offering of the Company), the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
(2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of

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payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. in making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  9. Exercise of Option.

                     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided that an Option granted to an Employee who is neither an officer of the Company nor a member of the Board shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.





















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                  Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                     (b) Termination of Employment or Consulting Relationship. Subject to Section 9(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within the period of time as determined by the Administrator (provided that in the case of an Incentive Stock Option such period shall not exceed three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date, of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 9(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an employee who becomes a Consultant. Nothing in this Section 9(b) or elsewhere in this 1998 Stock Plan shall be construed to preclude the Administrator from amending the provisions of any Option Agreement upon mutual agreement with the Optionee to the extent such amendment does not violate any provision of this 1998 Stock Plan or applicable law.

                     (c) Disability of Optionee.

                         (i) Notwithstanding the provisions of Section 9(b)
above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                         (ii) In the event of termination of an Optionee's
Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

                     (d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee's Continuous

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Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                     (e) Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

                     (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                     (g) Change of Control. In the event of one or more of the following transactions (a "Corporate Transaction"): (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; and (iii) any corporate reorganization or business combination, including a merger, in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred (not newly issued) to different holders in a single transaction or a series of related transactions; the Options may be assumed or equivalent options substituted by the Successor Corporation (as defined below), or a Parent or Subsidiary thereof, (or at the discretion of the Board or as provided in the Option grant) an Option may become exercisable with respect to the vested and non-vested portions of such Option. In the event that such Successor Corporation refuses to assume all Options or to substitute equivalent options; (i) the Optionees shall have the right to exercise the Options held by them to the extent such Options were vested and exercisable in accordance with the terms of this paragraph; and (ii) the Board may elect to, in lieu of such assumption or substitution, permit the Optionees to have the right to exercise Options held by them with respect to all or any portions of Options that have not vested in order to accelerate such portions. In such event, the Company shall provide Optionee with at least thirty (30) days prior written notice of the specified effective date for the Corporate Transaction and the Option shall be exercisable until such date designated by the Board which is prior to the date for the Corporate Transaction (the "Exercisable Date"). In any event, if the Options are not assumed or substituted and were not exercised prior to the Exercisable Date, the Option will then terminate and cease to be exercisable after the effective date of the Corporate Transaction. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following a sale of assets or merger, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to such sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each Share held on the effective date of the Corporate Transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Common Stock of the Successor Corporation or its Parent or Subsidiary, the Board may, with the consent of the Successor Corporation and the Optionee, provide for the per share consideration to be received upon exercise of the Option to be solely Common Stock of the Successor Corporation or its Parent equal in fair market value (determined as set forth in Section 8 hereof) to the per share consideration received by holders of Common Stock in the sale of assets or merger. The Company can give no assurance that any Options will be assumed or equivalent options substituted by the Successor Corporation or its Parent or

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Subsidiary. For the purposes of this Section, "Successor Corporation" shall mean the corporation which acquires the outstanding stock of the Company in a transaction described in Section 9(g) hereof and which shall be deemed to include the Company in the case where it is the surviving corporation in a merger in which its outstanding stock is transferred to another corporation.

                     (h) Legends. The Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  10. Stock Purchase Rights.

                      (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or 100% of the Fair Market Value per share if the Purchaser owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary at the time of Purchase), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

                      (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or

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disability). The purchase price for Shares repurchased pursuant to the
Restricted Stock purchase agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but at a minimum rate of 20% per year.

                      (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

                      (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

                  11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                      (a) the election must be made on or prior to the applicable Tax Date;

                      (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

                      (c) all elections shall be subject to the consent or disapproval of the Administrator;

                      (d) if the Optionee is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                      In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                  12. Adjustments Upon Changes in Capitalization Merger or Certain Other Transactions.

                      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                      (c) Merger or Sale of Assets. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets.

                      (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

                  13. Non-Transferability of Options, Stock Purchase Rights and Restricted Stock. Options, Stock Purchase Rights or Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee, Stock Purchase Rights Holder or Restricted Stock Purchaser only by the Optionee, Stock Purchase Rights Holder or Restricted Stock Purchaser.

                  14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

                  15. Amendment and Termination of the Plan.

                      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                      (b) Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

                  16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

                  17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  18. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

                  19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

                  20. Information to Optionees and Purchasers. The Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.



        IN WITNESS WHEREOF, in order to record the Amendment and Restatement of this 1998 Stock Option Plan, the Company has caused its duly authorized officers to affix the corporate name and seal hereto as of this __th day of January, 2001.

                                     HEALTHAXIS.COM, INC.




                                      By:
                                         -------------------------------------
                                         Michael Ashker
                                         President and Chief Executive Officer
[CORPORATE SEAL]

                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
            HEALTHAXIS.COM, INC. AMENDED AND RESTATED 1998 STOCK PLAN


                                                       OPTION NO.: _____________

                                              DATE OF GRANT: ___________________



         THIS GRANT, effective as of the date set forth above, is made by HealthAxis corn., Inc. ("HealthAxis") pursuant to the HealthAxis.com, Inc. Amended and Restated 1998 Stock Plan (the "Plan"), to _________________ ("Owner"), who is an employee of HealthAxis.

         NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. Grant of Option. Subject to the terms and conditions set forth herein, HealthAxis hereby grants to Owner, as of the date hereof, an option to purchase up to _________________ (___) shares of the Common Stock of HealthAxis, no par value (the "Shares"), at a price of $_____ per share (subject to adjustment as provided in Paragraph 6 hereof, the fair market value of the Shares as of the effective date of the grant. The option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are sometimes referred to herein as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")).

                  2. Installment Exercise. Subject to the further limitations as are provided herein, the Option shall become exercisable and the Owner shall have the right hereunder to purchase from HealthAxis the following number of Option Shares upon the exercise of the Options, on or after the following dates, in cumulative fashion:

                     a. On the date of grant, Owner shall be entitled to exercise Options to purchase _________________ (___) Option Shares.

                     b. On ________________, Owner shall be entitled to exercise Options to purchase _________________ (___) Option Shares.

                     c. On _____________________, Owner shall be entitled to exercise Options to purchase _________________ (___) Option Shares.

         In addition, in the event of (i) a termination of employment for "good reason", (as hereinafter defined), (ii) termination of employment without cause, or (iii) the death or disability of the Owner as defined in the Plan, the Owner shall be immediately entitled to exercise all options otherwise remaining unexercised on the date thereof. Termination of employment by Owner for "good reason" shall include (A) Owner being stripped of his duties and authority or having such duties and authority reduced significantly, (B) Owner is required to perform services from a geographic location which is different than the location in which services are being rendered as of the date hereof, and (C) a reduction in Owner's rate of compensation. For purposes of this agreement "cause" shall specifically be limited to (1) Owner is indicted for or convicted of a felony or any crime involving larceny, embezzlement or moral turpitude, (2) if found by a court of competent jurisdiction to have committed an act of dishonesty or breach of trust or to have willfully acted in a manner which is inimical or injurious to the business or interest of the company, or (3) Owner's material breach of an obligation, willful misconduct, fraud or moral turpitude which is determined by a majority of the Board of Directors to constitute cause, provided however, that the Owner shall be given a reasonable period (which shall not exceed 30 days) to cure or remedy such event.

                  3. Termination of Option.

                     a. The Option and all rights hereunder with respect thereto, to the extent such rights have not been exercised, shall terminate, and become null and void after the expiration of five (5) years from the Date of Grant.

                     b. Notwithstanding the foregoing, the unexercised and vested portion of the Option, if any, will expire one (1) year from the date of the termination of the Owner's employment for any reason, including retirement and disability (within the meaning of Section 22(e)(3) of the Code). In the event of the death of Owner while in the employ of HealthAxis or its subsidiaries or affiliates, the executors, administrators, legatees, or distributees of the estate of the Owner shall have the right to exercise any portion of the Option which became exercisable prior to the Owner's death within twelve (12) months from the date of Owner's death, after which time any unexercised portion of all outstanding Options will expire. In no event, however, shall any such period extend beyond the term of the Option.

                     c. In the event that the performance goals, if any, giving rise to the grant of this Option have not been met by Owner, no Options shall be exercisable hereunder, and this Agreement shall be terminated and of no further force or effect.

                     d. Notwithstanding any other provisions set forth herein or in the Plan, if the Owner shall (i) commit any act of malfeasance or wrongdoing affecting HealthAxis or any of its subsidiaries or affiliates, (ii) breach any covenant not to compete or employment contract with HealthAxis or any of its subsidiaries or affiliates, or (iii) engage in conduct that would warrant the Owner's discharge for cause (excluding general dissatisfaction with the performance of the Owner's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon HealthAxis or any of its subsidiaries or affiliates), any unexercised portion of the Option shall immediately terminate and be void.

                  4. Conditions and Method of Exercise.

                     a. Owner may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving HealthAxis written notice of intent to exercise, provided the terms and conditions set forth herein have been met and provided that such exercise is governed by the provisions of Section 422 of the Code. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and shall be accompanied by payment in cash, by wire transfer of funds to HealthAxis' account, or by certified or bank cashier's check payable to the order of HealthAxis for the aggregate Option price of the Option Shares purchased. Such exercise (subject to the restrictions contained in Paragraph 8) shall be effective upon the actual receipt of written notice and payment to HealthAxis.

                     b. Within the three (3) month period immediately preceding the expiration date of the Option, in conjunction with or in lieu of exercising this Option in the manner set forth in Paragraph 4.a above, this Option may be exercised by the surrender of the Option without payment of any other, consideration, commission or remuneration, together with the cashless exercise subscription form attached hereto, duly executed. The number of shares to be issued in exchange for the Option shall be the product of the (i) the excess of the closing market price of the Common Stock on the date of surrender of the Option and the exercise subscription form over the exercise price per share of an Option set forth in Paragraph 1 above, and (ii) the number of shares subject to issuance upon exercise of the Option, divided by the market price of the Common Stock of HealthAxis on such date. Upon such exercise and surrender of this Option, HealthAxis will issue a certificate or certificates in the name of the Owner for the number of whole Shares to which the Owner shall be entitled and, in lieu of any fractional Shares to which the Owner shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of HealthAxis shall determine), and deliver the other securities and properties receivable upon the exercise of this Option, pursuant to the provisions of this Option.

                     c. The obligation of HealthAxis to deliver the Shares shall be subject to the following conditions: (i) if at any time the Board of HealthAxis determines in its discretion that the listing, registration, or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of the shareholders of HealthAxis of the Plan or any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of HealthAxis; and (ii) in the event the Option is exercised by the executors, administrators, legatees, or distributees of the estate of the Owner (as provided for under subparagraph 3.b hereof, HealthAxis shall be under no obligation to issue Shares hereunder unless and until HealthAxis is satisfied that the person(s) exercising the Option is the duly appointed legal representative of the Owner's estate or the proper legatee or distributes thereof.

                     d. No rights or privileges of a shareholder of HealthAxis in respect of any of the Shares issuable upon the exercise of any part of the Option shall inure to the Owner, or any other person entitled to exercise the Option as herein provided, unless and until certificates representing such Shares shall have been delivered, and if such Shares are not then registered, the certificate or certificates to be issued shall bear the following legend indicating that the Shares represented thereby constitute restricted securities for the purposes of Federal and state securities laws and may not be disposed of except in compliance with such laws:

                           "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFEREID FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REQUIREMENTS."

                     e. Upon the partial exercise of the Option herein granted, the Owner of the Option, upon written notification to HealthAxis and the surrender of this Option to HealthAxis, shall be entitled to be issued an Option to purchase such lesser number of Shares as shall remain following such partial exercise, upon the same terms and conditions as the original Option.

                  5. Non-Transferability. During the Owner's lifetime, the Option hereunder shall be exercisable only by the Owner or any guardian or legal representative of the Owner, and the Option shall not be transferable except, in case of the death of Owner, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution, or other similar process.

                  6. Adjustment of and Changes in Stock of HealthAxis. In the event that prior to the delivery by HealthAxis of all of the Option Shares in respect of which the aforesaid Option is granted, the outstanding Shares of common stock of HealthAxis shall be changed in number or class or exchanged for a different number or kind of shares of stock or other securities of HealthAxis, whether by reason of recapitalization, reclassification, reorganization, combination, stock split or reverse stock split, spin-off, or payment of a stock dividend or other similar change in capitalization, effected without receipt of consideration by HealthAxis, the remaining number of Option Shares still subject to the Option and the purchase price therefor shall be adjusted in a manner determined by HealthAxis so that the adjusted number of Shares and the adjusted purchase price shall be substantially equivalent to the remaining number of Option Shares still subject to the Option and the purchase price thereof prior to such change; provided, however, that no such adjustment shall give the Owner any additional benefits under the Option.

                  7. Registration. If the registration or qualification of the Shares subject to an Option under any federal or state law or the consent or approval of any governmental regulatory body or a national stock exchange is necessary as a condition of or in connection with the purchase or issuance of such Shares, HealthAxis shall not be obligated to issue or deliver the certificates representing the Shares as to which the Option has been exercised unless and until such registration, qualification, consent or approval has been effected or obtained.

                  8. Owner's Obligation. The Owner, by acceptance of this Option, expressly acknowledges and agrees that: (1) Owner will be solely responsible for all taxes levied by or under federal, state or municipal authority, to which Owner may be or become subject arising out of or resulting from receipt of this Option, holding or exercise thereof, or holding, sale, transfer or other disposition of the Shares acquired on such exercise; and (2) Owner will indemnify HealthAxis and its subsidiaries and affiliates, and hold such person or entity harmless, of, from and against any and all loss, damage, obligation or liability, and all costs and expenses (including attorney's fees) incurred in connection therewith, which it may suffer or incur on account or by reason of any act or omission of the Owner, or Owner's heirs, executors, administrators, personal representatives, successors and assigns in breach or violation of the covenants and agreements of the Owner set forth herein.

                  9. Notice. Any notice to be given to HealthAxis shall be addressed to HealthAxis at its executive offices at 2500 DeKalb Pike, East Norriton, Pennsylvania 19401 or at such other address as shall from time to time be specified by HealthAxis, and any notice to be given to the Owner shall be addressed to the address then appearing in the payroll records of HealthAxis for the Owner, or at such either address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been properly given if and when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified mail, and deposited, postage prepaid, in a post office regularly maintained by the United States Government or delivered via other overnight service.

                  10. Amendment.

                      a. The Option may be amended by the Board at any time (i) if the Board determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of grant of the option and by its terms applies to the Option, or (ii) other than in the circumstances set forth in clause (i) of this Paragraph 10, with the consent of the Owner.

                       b. By executing this Agreement, Owner agrees that all prior grant or grants of options of any kind whatsoever and all prior Option Agreements of any kind whatsoever entered into between Owner and HealthAxis are deemed to be null and void and of no further force or effect. The Option herein granted to Owner is the only Option outstanding as of __________________.

                  11. Governing Law. The validity, construction, interpretation, and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania, except to the extent preempted by federal law, which shall to that extent govern.

                  12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

         IN WITNESS WHEREOF, HealthAxis has caused its duly authorized officers to execute and attest this Stock Option Agreement, and to apply the corporate seal hereto, and the Owner has placed his or her signature hereon, effective as of the date of grant.

                        HEALTHAXIS.COM, INC.


                        By:_____________________________




                        ACCEPTED AND AGREED TO:


                        By: _____________________________

                        Date: ____________________________

                  SUBSCRIPTION FOR CASHLESS OPTION SUBSCRIPTION

         The undersigned, Owner of a certain Option to purchase Shares of the Common Stock of HealthAxis, hereby agrees to subscribe to that number of Shares of the Common Stock of HealthAxis as are issuable in accordance with the formula set forth in Paragraph 4.b of the Option, and makes payment therefor in full by surrender and delivery of this Option.

Date:_________________               Signature: _______________________________

                                     Print Name: ______________________________

                                     Address: _________________________________

                                              _________________________________

                                     Social Security No.: _____________________

                               PURCHASE AGREEMENT
To: Secretary of HealthAxis.com, Inc.

         The undersigned, pursuant to the provisions of the foregoing Option, agrees to purchase ________________ (_____) Shares of the Common Stock of HealthAxis.com, Inc., no par value, and makes payment herewith in full therefore at the price per share provided by such Option.

         Please issue certificates to the undersigned in the following increments:

                         No. of Shares per Certificate:
                          -----------------------------


                         Total No. of Shares Purchased:
                          -----------------------------

Date:_________________                Signature: ____________________________

                                      Print Name: ___________________________

                                      Address: ______________________________

                                               ______________________________

                                      Social Security No.: __________________